SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. ___)

___XX__ Filed by the Registrant
_______ Filed by a party other than the Registrant

Check the appropriate box:

___XX___ Preliminary Proxy Statement
________ Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e) (2))
________ Definitive Proxy Statement
________ Definitive Additional Materials
________ Soliciting Material Pursuant to 240.14a-12

                         Principal Balanced Fund, Inc.
                         Principal Blue Chip Fund, Inc.
                           Principal Bond Fund, Inc.
                       Principal Capital Value Fund, Inc.
                      Principal Cash Management Fund, Inc.
               Principal Government Securities Income Fund, Inc.
                           Principal Growth Fund, Inc.
                        Principal High Yield Fund, Inc.
                       Principal International Fund, Inc.
               Principal International Emerging Markets Fund, Inc.
                   Principal International SmallCap Fund, Inc.
                     Principal Limited Term Bond Fund, Inc.
                           Principal MidCap Fund, Inc.
                        Principal Real Estate Fund, Inc.
                         Principal SmallCap Fund, Inc.
                      Principal Tax-Exempt Bond Fund, Inc.
                         Principal Utilities Fund, Inc.

                (Name of Registrant as Specified In Its Charter)

     Name Of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X  No fee required

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

     Fee paid previously with preliminary materials.

Principal
Mutual
Funds

September 13, 1999


Dear Shareholder:

Your Board of Directors has scheduled a shareholder meeting for November 2, 1999 to vote on important issues affecting your Fund(s). The changes proposed will provide additional flexibility needed in today's competitive market.The Board of each Fund believes that the changes proposed for the Fund are in the best interest of the Fund and its shareholders. On the following pages you will find a brief overview of these changes, the Notice of Meeting and a complete Proxy Statement.

No matter how many shares you own, it is important that you take time to read the Proxy Statement and vote as soon as possible.If you have more than one account in one Fund or are a shareholder in more than one Fund, you will receive multiple proxy ballots. Please return all of the proxy ballots. If votes are not cast, the Fund(s) may have to incur the expense of follow-up solicitations to achieve a quorum. All shareholders benefit from the speedy return of ballots.

Thank you for responding to these important matters. If you have questions regarding the proxy or the voting process, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-628-8536. If you have questions concerning your account, please call our shareholder services department at 1-800-247-4123.

Sincerely,

/s/ Ralph C. Eucher


Ralph C. Eucher
President
Principal Mutual Funds

                                    OVERVIEW


For your convenience, we are providing a brief overview of the proposals to be voted upon at the November 2, 1999 shareholder meeting. Please note that not all issues apply to each fund. This overview should be read in conjunction with the complete proxy statement.

 1. I'm a small investor. Why should I bother to vote?

    Whether you are a large or small investor, your vote makes a difference. If numerous shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with its meeting. If this happens, we will need to mail proxies again. Further solicitation can be costly to your fund. We encourage you to participate in this very important voting process.

 2. How do I vote my shares?

    Please see the attached insert for direction in voting your shares. We have provided various ways for you to vote including internet and telephone voting.

 3. Who should I call for further information regarding the proxy?

    Our proxy solicitor, D.F. King & Co., Inc., will be available to answer questions relating to the proxy from 8:00 a.m. to 10:00 p.m. E.T. If you have any questions regarding the proxy or the voting process, please call D.F. King at 1-800-628-8536.

    If you have questions concerning your account, please call Principal Mutual Funds' shareholder services department at 1-800-247-4123.

 4. What are the issues being proposed at the shareholder meeting?

    From time to time your board seeks shareholder approval of certain issues by means of a proxy solicitation. Your vote is important. This year, because of the death of one of the members of your board of directors, the boards of all Funds are asking shareholders to elect a replacement as well as re-elect the remaining board members. In addition, the boards of the Funds are asking shareholders to approve modifications of the management agreement including a modification of the investment management fee. Several other issues of administrative nature are on the ballot for certain of the Funds. All issues are discussed in detail in the following pages.

 5. What are the administrative issues that are on the ballot?

    The board of each Fund is asking shareholders to ratify the selection of Ernst & Young as independent auditors. In addition, the board of each Fund is asking shareholders to approve the removal from the management agreement of the provision addressing transfer agent services in favor of a separate agreement specific to these services. Principal Management Corporation will continue to provide these services under the separate agreement. Your board is asking shareholders of the Principal Capital Value, Cash Management and Growth Funds to approve certain changes to investment restrictions that bring these Funds in line with similar practices of the other Principal Funds, and the industry generally. An issue for all Funds is to more clearly establish Principal Management Corporation's responsibility for investment management in situations where a sub-advisory relationship has been established.

6. Why is a modification of the investment management fee being proposed for certain Funds?

    Principal Growth and Capital Value were organized in 1969, Principal International in 1983, Principal MidCap in 1988 and Principal Blue Chip in 1991. Since their organization, these Funds have paid the same investment management fee even though costs attributable to the investment management function have increased significantly. The fee modification, as proposed, is designed to partially offset the impact of increased costs.

 7. How will the investment management fee be modified?

    The actual amount paid by a Fund for investment management is determined by applying an annual percentage rate against specific levels of assets in the Funds. The annual percentage rate decreases as assets in the Fund increase. As explained in detail in the following pages, the proposal includes an increase in the annual percentage rate and a broadening of the asset base against which it is applied. As an example, on a $10,000 account, at current asset levels of the Funds for which a modification is proposed, the annual fee increase would be between $12 and $18, depending on which Fund you own.

8. How will shareholders benefit from a modification in the investment management fee?

    Through the proposed modification, Principal Management Corporation will be in a stronger position to compete for experienced, top-notch investment analysts, portfolio managers and other professional staff so as to deliver competitive investment returns to shareholders. Further, a strengthened financial position will make the advisor more able to develop new products and services that can benefit current and future shareholders.

 9. How do the Principal Funds compare with similar funds as to investment management fees and total operating expenses? Will a fee modification alter this positioning?

    Investment management fees for the Principal Funds for which a modification is proposed are lower than the average fees of specific comparison universes developed by an independent consultant in connection with the board of directors' consideration of the fee modification proposal. Total operating expenses follow the same pattern for all except Principal Blue Chip Fund, where total expenses are somewhat above the comparative group average. These same relationships will continue following the fee modification. However, contingent on the adoption of the modified fee schedule for Principal Blue Chip, Principal Management Corporation intends to reduce its management fee to the extent necessary so that the Fund is able to maintain an annual operating expense ratio of 1.20%.

10. What steps did the boards of directors follow in considering the fee proposal?

    Each Fund board appointed a committee of independent directors to consider the proposal and prepare a recommendation. For professional assistance the independent directors engaged the services of a private consultant. Among the issues considered by the independent directors were investment performance relative to comparable portfolios, fees charged by advisors of similar funds for comparable services and the expense ratios of those funds, the profitability of Principal Management Corporation's relationship with the Funds, the reasonableness of expecting Principal Management to continue its investment advisory relationship indefinitely under the current arrangement, and other factors relating to the nature, quality and extent of the services provided by Principal Management. At the conclusion of these deliberations the independent directors were unanimous in endorsing the fee modification proposal and recommending its adoption by shareholders.

11. Do the boards of directors have recommendations with regard to the modification of the investment advisory agreement and other ballot issues?

    After careful consideration of each issue, the board members of each Fund unanimously recommend a "Yes" vote on all proposals.


                          Principal Balanced Fund, Inc.
                         Principal Blue Chip Fund, Inc.
                            Principal Bond Fund, Inc.
                       Principal Capital Value Fund, Inc.
                      Principal Cash Management Fund, Inc.
                Principal Government Securities Income Fund, Inc.
                           Principal Growth Fund, Inc.
                         Principal High Yield Fund, Inc.
               Principal International Emerging Markets Fund, Inc.
                       Principal International Fund, Inc.
                   Principal International SmallCap Fund, Inc.
                     Principal Limited Term Bond Fund, Inc.
                           Principal MidCap Fund, Inc.
                        Principal Real Estate Fund, Inc.
                          Principal SmallCap Fund, Inc.
                      Principal Tax-Exempt Bond Fund, Inc.
                         Principal Utilities Fund, Inc.

                    Notice of Special Meeting of Shareholders

To the Shareholders:

A meeting of shareholders of each of the Funds will be held at 680 8th Street, Des Moines, Iowa 50392-0200 on November 2, 1999, at 2:00 p.m. C.S.T. The meetings will be held simultaneously. The meetings are being held to consider and vote on the following matters as well as any other issues that properly come before the meeting and any adjournments:

     1.  Election of Board of Directors. (all Funds)

     2. Ratification of selection of Ernst & Young LLP as independent auditors. (all Funds)

     3.  Amend Management Agreement to:

         3A. Provide transfer agency services through a separate agreement. (all Funds)

         3B.  Clarify changes to delegation provision. (all Funds)

         3C. Modify management fee schedule. (only applies to Blue Chip, Capital Value, Growth, International, and MidCap Funds)

     4. Approval of changes to fundamental investment restrictions regarding:

          4A. Financial Futures and Options (only applies to Capital Value and Growth Funds)

          4B.  Short Sales (only applies to Capital Value and Growth Funds)

          4C. Lending of Portfolio Securities (only applies to Capital Value, Cash Management and Growth Funds).

          4D. Diversification (only applies to Balanced, Blue Chip, Bond, Capital Value, Growth, High Yield, International, Limited Term Bond, MidCap, Real Estate, SmallCap,Tax-Exempt Bond and Utilities Funds)

The close of business on August 27, 1999 is the record date for the meeting and any adjournments. Shareholders as of that date are entitled to notice of and to vote at the meeting.

Your vote is important. No matter how many shares you own, please vote. If you own shares in more than one Fund, you need to return all of the proxy ballots. To save your Fund(s) from incurring the cost of additional solicitations, please review the materials and vote today.


For the Board of Directors
A.S. Filean
Vice President and Secretary


Dated: September 13, 1999




                          Principal Balanced Fund, Inc.
                         Principal Blue Chip Fund, Inc.
                            Principal Bond Fund, Inc.
                       Principal Capital Value Fund, Inc.
                      Principal Cash Management Fund, Inc.
                Principal Government Securities Income Fund, Inc.
                           Principal Growth Fund, Inc.
                         Principal High Yield Fund, Inc.
               Principal International Emerging Markets Fund, Inc.
                       Principal International Fund, Inc.
                   Principal International SmallCap Fund, Inc.
                     Principal Limited Term Bond Fund, Inc.
                           Principal MidCap Fund, Inc.
                        Principal Real Estate Fund, Inc.
                          Principal SmallCap Fund, Inc.
                      Principal Tax-Exempt Bond Fund, Inc.
                         Principal Utilities Fund, Inc.



                                 PROXY STATEMENT

     As a shareholder of one or more of the Principal Mutual Funds (the "Funds," or "we"), you are invited to attend a special meeting of shareholders. Each Fund will hold a meeting on November 2, 1999, at 2:00 p.m. C.S.T. at 680 8th Street, Des Moines, Iowa 50392-0200. The Funds will hold their shareholder meetings simultaneously. At the meetings, shareholders will vote on the proposals described below.

     We expect to begin sending the Proxy Statement and form of proxy ballot to shareholders on or around September 13, 1999.

     You may vote in one of the following ways:

     --   by mail with the enclosed proxy ballot;
     --   by telephone; or
     --   through the internet

     Please refer to the enclosed proxy information for the telephone number and internet address. If you own more than one Fund, it is important that you vote for each Fund.

     The sponsor of the Funds is Principal Life Insurance Company ("Principal Life"), the investment adviser is Principal Management Corporation (the "Manager") and the principal underwriter is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of the state of Iowa, the Manager and Princor are indirect, wholly-owned subsidiaries of Principal Mutual Holding Company. Their address is the Principal Financial Group, Des Moines, Iowa 50392-0200.

                              SUMMARY OF PROPOSALS

The Funds whose
  Proposal                                               Shareholders will
   Number                  Proposal                    Vote on the Proposal


      1    Election of Board of Directors.             All Funds

      2    Ratification  of the  selection of Ernst &  All Funds
           Young LLP as the independent auditors.

      3 Amendment of Management Agreement to:

           A.   Provide transfer agency services       All Funds
                through a separate agreement.

           B.   Clarify changes to delegation          All Funds
                provision.

           C.   Modify management fee schedule.        Blue Chip, Capital Value,
                                                       Growth, International and
                                                       MidCap Funds

      4    Approval of changes to fundamental
           investment restrictions regarding:

           A.   Financial Futures and Options          Capital Value and
                                                       Growth Funds

           B.   Short Sales                            Capital Value and
                                                       Growth Funds

           C.   Lending of Portfolio Securities        Capital Value,
                                                       Cash Management and
                                                       Growth Funds

           D.   Diversification                        Balanced,Blue Chip, Bond,
                                                       Capital Value, Growth,
                                                       High Yield,International,
                                                       Limited Term Bond,MidCap,
                                                       Real Estate, SmallCap,
                                                       Tax-Exempt Bond and
                                                       Utilities Funds

                               VOTING INFORMATION


     Voting procedures. We are furnishing this Proxy Statement to you in connection with the solicitation on behalf of the Board of Directors of each of the Funds of proxies to be used at the meeting of that Fund. If you are not able to attend the meeting, the Board of each Fund is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named on the ballot as proxies will vote your shares as you indicate on the proxy ballot or for approval of each matter for which there is no indication. If you change your mind after you send in the ballot, you may change or revoke your vote by writing to the Principal Mutual Funds at the Principal Financial Group, Des Moines, Iowa 50392-0200.

     Voting rights. Only shareholders of record at the close of business on August 27, 1999 (the "Record Date") are entitled to vote. The shareholders of all classes of shares of each of the Funds will vote together as one class on each proposal that we intend to submit to the shareholders of that Fund. You are entitled to one vote on each proposal submitted to the shareholders of a Fund for each share of the Fund which you hold. Certain of the proposals require for approval the vote of a "majority of the outstanding voting securities," which is a term defined in the Investment Company Act of 1940 (the "1940 Act") to mean the affirmative vote of the lesser of (1) 67% or more of the voting securities of a Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

     Quorum requirements. A quorum must be present at the meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of a Fund outstanding at the close of business on the Record Date constitutes a quorum for the meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve certain of the proposals may be determined with reference to a percentage of votes present at the meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

     If a quorum is not present at the meeting of a Fund, or if a quorum is present at the meeting of a Fund but sufficient votes to approve one or more of the proposals for that Fund have not been received, the persons named as proxies may agree to one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals prior to an adjournment if sufficient votes have been received and it is otherwise appropriate. Any adjournment will require the affirmative vote of a majority of the shares cast at the meeting in person or by proxy. The persons named as proxies will vote for or against any adjournment in their discretion. The meetings of the other Funds will continue as scheduled.

     Solicitation procedures. We intend to solicit proxies primarily by mail. Officers or employees of each Fund, the Manager or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. In addition, each of the Funds has retained D.F. King & Co., Inc. to solicit proxies for estimated fees and expenses of $275,000 for the services it provides for all of the Funds.

     Expenses of the meetings. Except as noted below, each Fund will pay the expenses of its meeting, including those associated with the preparation and distribution of proxy materials, the solicitation of proxies, and the fees and expenses of D.F. King & Co., Inc. The Funds will also reimburse brokers and other nominees for their reasonable expenses in communicating with shareholders for whom they hold shares of the Funds. To avoid the cost of further solicitation, it is important for you to vote promptly. The Manager has agreed to pay one-half of the costs incurred by the Blue Chip, Capital Value, Growth, International and MidCap Funds in connection with their meetings.

     Shareholder proposals. If you would like to include a proposal on the agenda at a shareholder meeting, you should send the proposal to the Principal Mutual Funds at the Principal Financial Group, Des Moines, Iowa 50392-0200. To consider your proposal for presentation at a shareholders meeting, we must receive it a reasonable time before we begin a solicitation for that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

     Fund reports. You may obtain a copy of each Fund's most recent annual and semiannual reports without charge. Send your request to the Principal Mutual Funds at the Principal Financial Group, Des Moines, Iowa 50392-0200 or call 1-800-247-4123.



                                   PROPOSAL 1


                       ELECTION OF THE BOARD OF DIRECTORS

                                   (All Funds)

     The Board of each Fund has set the number of Directors at eight. Each Director will serve until the next meeting of shareholders or until a successor is elected and qualified. Unless you do not authorize it, your proxy will be voted in favor of the eight nominees listed below.

     The affirmative vote of the holders of a plurality of the shares voted at the meeting of each Fund is required for the election of a director for that Fund.

     Each nominee has agreed to be named in this proxy statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

     Each Fund has an Audit and Nominating Committee. Its members are identified below. The committee reviews activities of the Fund and reports filed with the Securities and Exchange Commission ("SEC") and then takes appropriate action. It meets with the independent auditors to discuss results of the audits and reports to the full Board of the Fund. The committee also nominates candidates when necessary to fill Board vacancies of directors who are not "interested persons" (as defined in the 1940 Act).

     During the last fiscal year of each Fund, its Board held four meetings and its Audit and Nominating Committee held one meeting. The Directors of each Fund attended 100% of the meetings of the Board and of the committees of which they are members.

     All Directors hold similar positions with 18 funds sponsored by Principal Life. If elected,_______________ will also hold similar positions with 18 funds sponsored by Principal Life. Directors Davis, Eucher, Ferguson, Griswell and Lukavsky also serve on the Board of one other mutual fund sponsored by Principal Life.

Nominees for Director
 Name/Age/Position                                                      Director
  with Each Fund                  Principal Occupation                     Since


*   John E. Aschenbrenner    Senior Vice-President, Principal Life         1998
    (50) Director            Insurance Company, since 1996.

@   James D. Davis           Attorney. Vice-President, Deere and           1974
    (65) Director            Company, Retired.

*&  Ralph C. Eucher          Vice President, Principal Life                1999
    (47) Director and        Insurance Company, since 1999.
    President                Director and President, Principal
                             Management Corporation and Princor
                             Financial Services Corporation.

    Pamela A. Ferguson       Professor of Mathematics, Grinnell            1993
    (56) Director            College, since 1998. Prior thereto,
                             President, Grinnell College.

@   Richard W. Gilbert       President, Gilbert Communications, Inc.,      1985
    (59) Director            since 1993. Prior thereto, President and
                             Publisher, Pioneer Press.

*&  J. Barry Griswell        President, Principal Life Insurance           1995
    (50) Director and        Company, since 1998; Executive Vice-
    Chairman of the Board    President, 1996-1998; Senior Vice-
                             President, 1991-1996. Director and
                             Chairman of the Board, Principal
Management Corporation and Princor
                             Financial Services Corporation.

    Barbara A. Lukavsky      President and CEO, Barbican Enterprises,      1987
    (58) Director            Inc., since 1997; President and CEO,
                             Lu San ELITE USA, L.C., 1985-1998.

    [Number Eight]





* Considered to be "Interested Persons" as defined in the 1940 Act because of current affiliation with the Manager or Principal Life.

@    Member of Audit and Nominating Committee

& Member of Executive Committee (which is selected by the Board and which may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.)

     The following table provides information regarding the compensation received by all directors of the Funds from each of the Funds and from the Fund Complex during the fiscal year ended October 31, 1998. On that date, there were 20 funds in the Fund Complex. None of the Funds provide retirement benefits to any of the directors.

                                                    Director

                                James D.     Pamela A.   Richard W.   Barbara A.
             Fund                 Davis      Ferguson      Gilbert     Lukavsky

Real Estate and SmallCap         $   675      $   600      $   675      $    675
Each of the Others                 1,425        1,200        1,425         1,425

Fund Complex                     $50,775      $43,950      $48,825       $50,775


                                   PROPOSAL 2


                 RATIFICATION OF SELECTION OF ERNST & YOUNG LLP
                      AS INDEPENDENT AUDITORS FOR THE FUNDS

                                   (All Funds)

     The Board of each Fund has selected Ernst & Young LLP as the independent auditor for the Fund. The members of the Board, including those who are not interested persons, made the selection unanimously and are asking shareholders to ratify the selection at the meeting.

     Ernst & Young LLP has been the auditor for each Fund since the Fund was organized. It also serves as auditor for the Manager and other members of the Principal Financial Group. The audit services Ernst & Young LLP provides to the Funds include examination of the annual financial statements and review of the filings with the SEC. Ernst & Young LLP has no financial interest in the Funds. We do not expect any representative of Ernst & Young LLP to be at the shareholder meetings.

     The vote required for ratification by each Fund is the affirmative vote of the majority of the votes cast with respect to that Fund.

     The Board of Directors of each Fund recommends that you vote to approve the proposal.

                                   PROPOSAL 3


                     AMENDMENTS TO THE RELATIONSHIPS BETWEEN
                            THE FUNDS AND THE MANAGER

     Each of the Funds has entered into a Management Agreement with the Manager. The Management Agreements have substantially the same terms, except for the management fee schedule. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life. The Manager and Principal Life are wholly-owned subsidiaries of Principal
Financial Services, Inc., which is a wholly-owned subsidiary of Principal Financial Group, Inc., which is a wholly-owned subsidiary of Principal Mutual Holding Company. The address of each of the parents of the Manager is the Principal Financial Group, Des Moines, Iowa 50392-0200.

     At a meeting held on June 14, 1999, the Board of Directors of each of the Funds approved amendments to the Fund's Management Agreement with the Manager that would have the effect of transferring the Manager's contractual obligation to provide transfer agent services to a separate agreement and clarifying changes to the delegation provision of the Management Agreement. The Boards of the Blue Chip, Capital Value, Growth, International and MidCap Funds also approved a modification of the management fee schedule that will result in an increase in the advisory fees that would be payable to the Manager under the Fund's Management Agreement. If a Fund's shareholders approve the proposed amendments, the amended Management Agreement for that Fund will become effective on January 1, 2000.

     The form of amended Management Agreement is included as Appendix A.

     Appendix B contains information relating to management fees and other important information relating to the Management Agreements and the Manager.

                 PROPOSAL 3A - PROVIDE TRANSFER AGENCY SERVICES
                          THROUGH A SEPARATE AGREEMENT

                                   (All Funds)

     Section 6 of the Management Agreement of each of the Funds is captioned, "Services Furnished by the Manager." It provides substantially as follows:

     "The Manager (in addition to the services to be performed by it pursuant to Sections 1 and 2 hereof) will:

         (a) Act as, and provide all services customarily performed by, the transfer and paying agent of the Fund, including, without limitation, the following:

               (i) preparation and distribution to shareholders of reports, tax information, notices, proxy statements and proxies;

               (ii)preparation  and  distribution  of dividend  and capital gain payments to shareholders;

               (iii)issuance,  transfer and registry of shares,  and maintenance of open account system;

               (iv) delivery,   redemption   and   repurchase   of  shares,  and
                    remittances to shareholders; and

               (v)  communication with shareholders  concerning items (i), (ii),
                    (iii) and (iv) above.

         In the carrying out of this function the Manager may contract with others for data systems, processing services and other administrative services.

         (b) Use its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions other than those in which initially qualified, as directed by the Fund; and

         (c) Prepare stock certificates, and distribute the same as requested by shareholders of the Fund.

         The Manager will maintain records in reasonable detail that will support the amount it charges the Fund for performance of the services set forth in this Section 6. At the end of each calendar month the Fund will pay the Manager for its performance of these services."

     The Board of Directors of each Fund has approved an amendment to its Management Agreement that deletes paragraphs (a) and (c) from Section 6 and otherwise amends that Section so that it would provide as follows:

         "The Manager (in addition to the services to be performed by it pursuant to Sections 1 and 2 hereof) will use its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions other than those in which initially qualified, as directed by the Fund.

         The Manager will maintain records in reasonable detail that will support the amount it charges the Fund for performance of the services set forth in this Section 6. At the end of each calendar month the Fund will pay the Manager for its performance of these services."

     The amendment also adds a provision to Section 7, which is captioned, "Expenses Borne by the Fund," so that Section 7 would provide in relevant part as follows: "The Fund will pay . . . the fees and expenses of transfer and paying agent and registrar services."

     Each Fund would enter into a Transfer Agency Agreement with the Manager that would be effective simultaneously with the amendment to the Management Agreement. A copy of the form of Transfer Agency Agreement is included as Appendix C to this Proxy Statement. Under the Transfer Agency Agreement, the Manager would provide the services previously specified in paragraphs (a) and
(c) of Section 6 of the Management Agreement and would be compensated by the Fund in the same manner currently provided for in the last paragraph of Section 6.

     Under the terms of that paragraph, the Manager is permitted to provide transfer agency services at a price which includes a profit. The Manager, however, has been providing these services at cost, and it has no present intention of proposing a change in the services it provides or in the compensation it receives for those services. As a result of the change, however, the Fund and the Manager could agree in the future on changes in the kinds of transfer agency and related services to be provided by the Manager or others or changes in the fees to be paid by the Fund for those kinds of services or both, without submitting the change to a vote of the Fund's shareholders. The Board of Directors of each Fund believes that the change will provide it with additional flexibility in meeting the future needs of the Fund for these kinds of services and will permit it to meet those needs without the Fund having to incur the costs of a special shareholders meeting.

     The vote required to approve the change for each Fund is a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

     The Board of Directors of each Fund recommends that you vote to approve the proposal.

                 PROPOSAL 3B - CLARIFYING CHANGES TO DELEGATION
                        PROVISION OF MANAGEMENT AGREEMENT

                                   (All Funds)

     Section 3 of the Management Agreement of each of the Funds provides that the Manager "in assuming responsibility for the various services as set forth in [the] . . . Agreement reserves the right to enter into agreements with others for the performance of certain duties and services or to delegate the performance of some or all of such duties and services to Principal . . . Life Insurance Company, or an affiliate thereof." The Manager has delegated responsibilities to Invista Capital Management LLC, an affiliate of the Manager, and other subadvisers in reliance on this provision.

     The Manager and the Boards of Directors believe that the Manager's delegation of investment management and other responsibilities pursuant to this paragraph does not relieve it of a duty to review and monitor the performance of the persons with whom it contracts to the extent provided in the agreements with such persons or as determined by the Board of Directors of the affected Fund. In order to clarify the understanding of the parties to the Management Agreements in this regard, the Board of Directors of each Fund has approved an amendment to its Management Agreement that would replace the period at the end of Section 3, as set forth above, with a semi-colon and add the following:

     "provided, however, that entry into any such agreements shall not relieve the Manager of its duty to review and monitor the performance of such persons to the extent provided in the agreements with such persons or as determined from time to time by the Board of Directors."

     The vote required to approve the change for each Fund is a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

          The Board of Directors of each Fund recommends that you vote to approve the proposal.


             PROPOSAL 3C - APPROVAL OF MODIFIED MANAGEMENT FEE SCHEDULE

       (Blue Chip, Capital Value, Growth, International and MidCap Funds)

     At meetings held on June 14, 1999, the Board of Directors of each indicated Fund, including all the Directors who are not "interested persons" of the Fund (the "Independent Directors"), unanimously approved a modified management fee schedule for the Fund.

     The Manager proposed a modified management fee schedule for each of the Funds because it believed that the management fee schedule currently applicable to the Fund did not accurately reflect the complexity and related costs of managing the Fund, including those required to maintain qualified personnel and sophisticated information systems and other technology, and thus did not reflect a level of compensation that was fair and reasonable.

     The Independent Directors considered the proposal at meetings held over the course of several months before it was formally presented to the Board. They were assisted in their consideration by an independent consultant retained to advise them. The directors, including the Independent Directors, requested and were provided substantial information to assist them in their evaluation of the proposal, including studies prepared by Lipper, Inc., an independent statistical service, at the direction of the consultant. The Lipper data showed that the current investment management fee ratios of the Funds are lower than the average and median investment management fee ratios of a group of mutual funds identified by the consultant as the Funds' comparison group. The Lipper data also showed that, with the exception of the Blue Chip Fund, the same is true for each Fund's total operating expense ratio.

     After consideration of all of the data and information provided to them and after meeting separately to evaluate the new management fee schedule proposed by the Manager, the Independent Directors unanimously approved and recommended to the Board of Directors, and the Board approved, the modified management fee schedule set forth below. In making their decisions, the Independent Directors and the Board considered among other factors:

     o their favorable experience in overseeing, on an ongoing basis, the nature, quality and extent of the Manager's investment management services to the Fund;

     o the necessity of the Manager maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund;

     o current and developing conditions in the financial services industry, including the presence of large and highly capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies;

     o the complexity of research and investment activities in the securities market;

     o the investment record of the Manager in managing the Fund and other similar investment companies for which it acts as investment adviser;

     o the Manager's level of overall profitability in connection with its activities on behalf of the Fund;

     o the effect of the proposed investment advisory fee increase on the expense ratio of the Fund;

     o    possible economies of scale;

     o data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Manager but believed to be generally comparable to the Fund;

     o other benefits to the Manager from serving as investment adviser to the Fund, as well as benefits to its affiliates serving as principal underwriter of the Fund or providing other services to the Fund and its shareholders; and

     o the desirability of appropriate incentives to assure that the Manager will continue to furnish high quality services to the Fund.

     The following table sets forth each Fund's current management fee schedule:

                                         Net Asset Value of Fund

                                              (in millions)

                                      First    Next     Next    Next     Over
                Fund                  $100     $100     $100    $100     $400

Blue Chip, Capital Value and Growth   .50%     .45%     .40%    .35%     .30%
International                         .75%     .70%     .65%    .60%     .55%
MidCap                                .65%     .60%     .55%    .50%     .45%

     The following table sets forth the modified fee schedule that will apply to each of the Funds if the proposal is approved:

                                              Net Asset Value of Fund

                                                   (in millions)

                                      First    Next     Next    Next     Over
                Fund                  $250     $250     $250    $250    $1,000

Blue Chip, Capital Value and Growth   .60%     .55%     .50%    .45%     .40%
International                         .85%     .80%     .75%    .70%     .65%
MidCap                                .70%     .65%     .60%    .55%     .50%

     The following table shows:

     o the effective rate of management fee that each Fund is currently obligated to pay the Manager;
     o the effective rate of management fee that would currently be payable by each Fund if the amended Management Agreement were in effect;
     o the amount of the management fee that each Fund paid during the fiscal year ended October 31, 1998; and
     o the amount of, and percentage increase in, the management fee that would have resulted if the amended Management Agreement had been in effect for that year.

              Current Effective Rate of   For Fiscal Year Ended October 31, 1998
                Management Fee Under         Amount of Management Fee Under

               Existing       Amended        Existing      Amended
              Management    Management      Management   Management
   Fund        Agreement     Agreement       Agreement    Agreement    Increase


Blue Chip       0.48%         0.60%        $   764,784  $    959,437     25%

Capital Value   0.38          0.56           2,349,118     3,480,075     48

Growth          0.41          0.58           1,863,070     2,645,925     42

International   0.68          0.83           2,492,037     3,068,739     23

MidCap          0.56          0.68           2,548,924     3,105,475     22

     Contingent on the adoption of the modified fee schedule for Principal Blue Chip Fund, the Manager intends to reduce its management fee to the extent necessary so that the Fund is able to maintain an annual operating expense ratio of 1.20%. For additional information on the actual operating expenses of the Funds for the fiscal year ended October 31, 1998 and what those expenses would have been under the modified management fee schedule, see Appendix D.

     The vote required to approve the modification of the management fee schedule for each indicated Fund is a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

     The Board of Directors of each Fund recommends that you vote to approve the proposal.

                                   PROPOSAL 4


                 APPROVAL OF CHANGES TO INVESTMENT RESTRICTIONS


     Certain investment restrictions of the Funds are matters of fundamental policy and may not be changed without shareholder approval. The Manager has recommended to the Board of Directors of some of the Funds that certain fundamental restrictions be amended to update them to current industry practices and conform them to the investment restrictions applicable to many of the other Principal Funds. Making common investment restrictions of the Funds consistent with one another contributes to the efficient administration of the Funds. The Board of each Fund believes that the proposed amendments will generally increase investment management opportunities and provide the Fund and the Manager with greater flexibility in responding to regulatory and/or market developments.

                   PROPOSAL 4A - FINANCIAL FUTURES AND OPTIONS

                        (Capital Value and Growth Funds)

     All of the growth-oriented Funds, other than the Capital Value and Growth Funds, may engage in certain investment techniques to attempt to hedge the value of portfolio securities, to attempt to hedge the portfolios' market and interest rate risks, and, in certain cases, to attempt to enhance portfolio income. These investment techniques are: (i) the purchase and sale of options on securities and securities indices; (ii) the entry into futures contracts on financial instruments and indices; and (iii) the purchase and sale of options on such futures contracts.

     The Capital Value and Growth Funds may not engage in these techniques. The futures contracts and options on futures contracts used in these techniques are commodities contracts, and each of the Funds has a fundamental investment restriction which provides that the Fund will not "engage in the purchase and sale of commodities or commodity contracts." Each of the Funds also has a fundamental restriction which provides that "the Fund will not issue or acquire put and call options."

     The Manager has recommended, and the Boards of Directors of the Capital Value Fund and the Growth Fund have determined, that the investment techniques set forth above should also be made available to those two Funds so that they would have the same investment flexibility as the other growth-oriented Funds. Accordingly, the Board of each Fund proposes that the Fund:

     o delete the two investment restrictions quoted in the preceding paragraph;

     o add in lieu of the first of those restrictions a fundamental restriction which provides that the Fund may not "Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts";

     o add to the Fund's fundamental restriction that prohibits the purchase of securities on margin the following clarifying statement: "The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin";

     o add to the Fund's fundamental investment restriction that it "may not pledge, mortgage, or hypothecate its assets (at value) at an extent greater than 15% of the gross assets taken at cost" the following clarifying statement: "The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances"; and

     o add two non-fundamental restrictions which provide that it is contrary to each Fund's present policy to:

         "Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes, not for speculation."

         "Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts."

     If a Fund's shareholders approve the proposed revisions to the Fund's investment restrictions, the Fund may enter into transactions in futures contracts, options on futures contracts and certain options solely for hedging purposes. The use of such hedging techniques does, however, involve certain risks. For example, a lack of correlation between the value of an instrument underlying an options or futures contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in certain options, such as those on securities, for other than hedging purposes, which involves greater risk. In addition, a liquid secondary market may not exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

     The  vote  required  to  approve  the  change  in  fundamental   investment
restrictions for each Fund is a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

          The Board of Directors of each Fund recommends that you vote to approve the proposal.

                            PROPOSAL 4B - SHORT SALES

                        (Capital Value and Growth Funds)

     Each indicated Fund's current investment restriction dealing with short sales is fundamental and states as follows: "The Fund will not effect a short sale of a security."

     If approved by its shareholders, the Fund's fundamental investment restriction will be deleted and replaced by a fundamental restriction which states that the Fund may not "sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short)."

     In a short sale, the Fund would sell a borrowed security and have a corresponding obligation to the lender to return the identical security. In an investment technique known as short sale "against the box," which would be permitted by the change in investment restriction, the Fund may sell short while owning the same securities in the same amount, or having the right to obtain equivalent securities through, for example, its ownership of options or convertible bonds.

     Specifying that the Fund may sell securities short "against the box" would permit the Fund to engage in short sales that do not involve the leveraging risks associated with other short sales. The Board of Directors believes that permitting the Fund to engage in such transactions when the Manager concludes that it is advisable is in the interest of the Fund and its shareholders. Whether or not a specific short sale "against the box" would prove to be beneficial would depend upon whether the Manager had accurately anticipated subsequent price movements of the security sold short.

     The vote required to approve the change in investment restriction for each Fund is a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

     The Board of Directors of each Fund recommends that you vote to approve the proposal.

                  PROPOSAL 4C - LENDING OF PORTFOLIO SECURITIES

                (Capital Value, Cash Management and Growth Funds)

     The current investment restrictions of the indicated Funds dealing with the lending of portfolio securities are fundamental. The restriction for each of the Capital Value and Growth Funds states that the Fund may not "make loans except that the Fund may (i) purchase and hold debt obligations in accordance with its investment objective and policies, and (ii) enter into repurchase agreements." The restriction for the Cash Management Fund states that the Fund may not "make loans to others except through the purchase of debt obligations in which the Fund is authorized to invest and by entering into repurchase agreements."

     If approved by shareholders, each of these fundamental investment restrictions will be deleted and replaced by a fundamental restriction which states that the Fund may not "make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned." The Manager expects that the practice of lending securities will generate income for the Funds.

     None of the Funds intends to lend its portfolio securities if as a result the aggregate of such Fund's loans would exceed 30% of its total assets. The Funds may loan portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or government securities equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day in a segregated account. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or governmental securities pledged as collateral to the borrower or placing broker. A Fund does not vote securities that have been loaned, but it will call loaned securities in anticipation of an important vote.

     The vote required to approve the change in investment restriction for each Fund is a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

          The Board of Directors of each Fund recommends that you vote to approve the proposal.

                          PROPOSAL 4D - DIVERSIFICATION

         (Balanced, Blue Chip, Bond, Capital Value, Growth, High Yield,
        International, Limited Term Bond, MidCap, Real Estate, SmallCap,
                      Tax-Exempt Bond and Utilities Funds)

     Under the 1940 Act, a "diversified" fund is permitted to invest, with respect to 75% of its assets, up to 5% of its assets in one issuer, provided that the investment represents less than 10% of the issuer's voting securities. Each of these Funds has fundamental investment restrictions that apply the 5% per issuer limitation and the 10% voting securities limitation to 100% of the Fund's assets. The Capital Value and Growth Funds also apply the 10% limitation to any class of securities of an issuer. The Board of each of these Funds believes that these restrictions should be standardized and conformed to the statutory definition of diversification under the 1940 Act in order to enhance the Fund's ability to pursue its investment objective by investing a larger but still limited amount of its assets in a single issuer. If approved by shareholders, the Fund's new policy on diversification will permit the Fund to invest, with respect to 25% of its assets, more than 5% of its assets in an issuer and in more than 10% of the voting securities of an issuer. To the extent that the Fund invests a greater proportion of its assets in a single issuer, it will be subject to a correspondingly greater degree of risk associated with that investment. Each of the Funds has a non-fundamental policy which provides that it will not invest in companies for the purpose of exercising control or management. The Board of each Fund has no present intention to change this policy.

     If approved by shareholders, the fundamental investment restrictions of each of these Funds that address the 5% per issuer limitation and the 10% voting securities limitation will be deleted and replaced by a fundamental investment restriction which states that the Fund may not:

         "Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets."

     The vote required to approve the change in investment restriction for each Fund is a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

          The Board of Directors of each Fund recommends that you vote to approve the proposal.


     The table  below  shows  outstanding  shares of each Fund as of the  Record
Date.

            Fund                            Number of Shares Outstanding

   Balanced
   Blue Chip
   Bond
   Capital Value
   Cash Management
   Government Securities Income
   Growth
   High Yield
   International
   International Emerging Markets
   International SmallCap
   Limited Term Bond
   MidCap
   Real Estate
   SmallCap
   Tax-Exempt Bond
   Utilities

     The following table sets forth information regarding the beneficial ownership of the shares of each of the Funds as of August 20, 1999 by each director and nominee for director. investment power with respect to the shares owned except where otherwise indicated. The address of each person named is the Principal Financial Group, Des Moines, Iowa 50392-0200 except where otherwise indicated. The directors and officers of each Fund as a group own less than 1% of the outstanding shares of the Fund.


        Name of                                           No. of
   Beneficial Owner                     Fund              Shares

   John E. Aschenbrenner Balanced                          495.461
                         Blue Chip                         226.669
                         Bond                              171.782
                         Capital Value                     442.591
                         Cash Management                21,907.670
                         Growth                            226.156
                         High Yield                      1,612.291
                         International                     804.479
                         MidCap                            171.746

   James D. Davis        Balanced                          590.562
                         Blue Chip                       3,997.664
                         Bond                              668.906
                         Capital Value                     406.747
                         Cash Management                24,726.140
                         Government Securities Income      641.160
                         High Yield                        831.823
                         International                     838.414
                         International Emerging Markets  1,031.992
                         International SmallCap            980.144
                         MidCap                            307.604
                         Tax-Exempt Bond                   542.783
                         Utilities                       5,959.261

   Ralph C. Eucher       Balanced                        1,269.036
                         Blue Chip                       1,305.896
                         Capital Value                   1,039.042
                         Cash Management                20,012.560
                         Growth                            684.320
                         International                   3,058.104
                         Limited Term Bond               2,098.077
                         MidCap                            223.115
                         Utilities                       1,098.298

   Pamela A. Ferguson    Balanced                        1,275.872
                         Blue Chip                       1,720.848
                         Bond                            3,778.877
                         Capital Value                     833.543
                         Government Securities Income      554.961
                         Growth                            649.701
                         High Yield                      4,038.287
                         International                   1,975.931
                         International Emerging Markets  1,507.553
                         International SmallCap            932.806
                         MidCap                            835.125
                         SmallCap                        1,126.482
                         Tax-Exempt Bond                 1,119.430
                         Utilities                       2,220.518

   Richard W. Gilbert    Balanced                           37.469
                         Blue Chip                         201.433
                         Bond                            2,920.788
                         Capital Value                     807.634
                         Cash Management                12,951.950
                         Government Securities Income      221.519
                         Growth                            901.611
                         High Yield                        425.502
                         International                   2,876.432
                         MidCap                            835.538
                         Tax-Exempt Bond                 2,790.370
                         Utilities                         150.553

   J. Barry Griswell     Balanced                           38.264
                         Blue Chip                      28,730.682
                         Bond                               46.812
                         Capital Value                     213.081
                         Cash Management                 5,350.610
                         Government Securities Income       45.987
                         Growth                            128.180
                         High Yield                         66.014
                         International                     782.898
                         MidCap                            163.629
                         Tax-Exempt Bond                 1,275.772
                         Utilities                          40.619

   Barbara A. Lukavsky   Balanced                          768.618
                         Blue Chip                      15,047.790
                         Bond                           31,823.880
                         Capital Value                     384.581
                         Cash Management                57,039.600
                         Government Securities Income   23,603.549
                         Growth                          7,062.040
                         High Yield                        286.223
                         International                  39,170.454
                         MidCap                            865.943
                         SmallCap                          173.469
                         Tax-Exempt Bond                 1,434.216
                         Utilities                       3,732.334

OTHER BUSINESS

     We do not know of any other matter that may properly be brought before the meeting. However, any other business that does come before the meeting will be voted upon by the persons named in the proxy ballot according to their best judgment.

                                   APPENDIX A

                          AMENDED MANAGEMENT AGREEMENT

     AGREEMENT to be effective January 1, 2000, by and between PRINCIPAL FUND, INC., a Maryland corporation (hereinafter called the "Fund") and PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager").

                              W I T N E S S E T H:

     WHEREAS, The Fund has furnished the Manager with copies properly certified or authenticated of each of the following:

     (a) Certificate of Incorporation of the Fund;

     (b) Bylaws of the Fund as adopted by the Board of Directors;

     (c) Resolutions of the Board of Directors of the Fund selecting the Manager as investment adviser and approving the form of this Agreement.

     NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the Fund hereby appoints the Manager to act as investment adviser and manager of the Fund, and the Manager agrees to act, perform or assume the responsibility therefor in the manner and subject to the conditions hereinafter set forth. The Fund will furnish the Manager from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

 1.  INVESTMENT ADVISORY SERVICES

     The Manager will regularly perform the following services for the Fund:

     (a) Provide investment research, advice and supervision;

     (b) Provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work;

     (c) Furnish to the Board of Directors of the Fund (or any appropriate committee of such Board), and revise from time to time as economic conditions require, a recommended investment program for the Fund's portfolio consistent with the Fund's investment objective and policies;

     (d) Implement such of its recommended investment program as the Fund shall approve, by placing orders for the purchase and sale of securities, subject always to the provisions of the Fund's Certificate of Incorporation and Bylaws and the requirements of the Investment Company Act of 1940, as each of the same shall be from time to time in effect;

     (e) Advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the general conduct of the investment business of the Fund; and

     (f) Report to the Board of Directors of the Fund at such times and in such detail as the Board may deem appropriate in order to enable it to determine that the investment policies of the Fund are being observed.

 2.  CORPORATE ADMINISTRATIVE SERVICES

     In addition to the investment advisory services set forth in Section 1, the Manager will perform the following corporate administrative services:

     (a) Furnish the services of such of the Manager's officers and employees as may be elected officers or directors of the Fund, subject to their individual consent to serve and to any limitations imposed by law;

     (b) Furnish office space, and all necessary office facilities and equipment, for the general corporate functions of the Fund (i.e., functions other than (i) underwriting and distribution of Fund shares;
         (ii) custody of Fund assets, and (iii) transfer and paying agency services); and

     (c) Furnish  the  services  of  the  supervisory  and  clerical   personnel
         necessary to perform the general corporate functions of the Fund.

     (d) Determine the net asset value of the shares of the Fund's Capital Stock as frequently as the Fund shall request, or as shall be required by applicable law or regulations.

 3.  RESERVED RIGHT TO DELEGATE DUTIES AND SERVICES TO OTHERS

     The Manager in assuming responsibility for the various services as set forth in this Agreement reserves the right to enter into agreements with others for the performance of certain duties and services or to delegate the performance of some or all of such duties and services to Principal Life Insurance Company, or an affiliate thereof; provided, however, that entry into any such agreements shall not relieve the Manager of its duty to review and monitor the performance of such persons to the extent provided in the agreements with such persons or as determined from time to time by the Board of Directors.

 4.  EXPENSES BORNE BY THE MANAGER

     The Manager will pay:

     (a) The compensation and expenses of all officers and executive employees of the Fund;

     (b) The compensation and expenses of all directors of the Fund who are persons affiliated with the Manager; and

     (c) The expenses of the organization of the Fund, including its registration under the Investment Company Act of 1940, and the initial registration and qualification of its Capital Stock for sale under the Securities Act of 1933 and the Blue Sky laws of the states in which it initially qualifies.

 5.  COMPENSATION OF THE MANAGER BY FUND

     For all services to be rendered and payments made as provided in Sections 1, 2 and 4 hereof, the Fund will accrue daily and pay the Manager within five days after the end of each calendar month a fee based on the average of the values placed on the net assets of the Fund as of the time of determination of the net asset value on each trading day throughout the month in accordance with the following schedule.

[See Attachment A to Appendix A for the schedule that will apply to each of the Funds.]

     Net asset value shall be determined pursuant to applicable provisions of the Certificate of Incorporation of the Fund. If pursuant to such provisions the determination of net asset value is suspended, then for the purposes of this
Section 5 the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets for each day the suspension continues.

     The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

 6.  SERVICES FURNISHED BY THE MANAGER

     The Manager (in addition to the services to be performed by it pursuant to Sections 1 and 2 hereof) will use its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions other than those in which initially qualified, as directed by the Fund.

     The Manager will maintain records in reasonable detail that will support the amount it charges the Fund for performance of the services set forth in this
Section 6. At the end of each calendar month the Fund will pay the Manager for its performance of these services.

 7.  EXPENSES BORNE BY FUND

     The Fund will pay:

     (a) Taxes,including in case of redeemed shares any initial transfer taxes, and governmental fees (except with respect to the Fund's organization and the initial qualification and registration of its Capital Stock);

     (b)  Portfolio brokerage fees and incidental brokerage expenses;

     (c)  Interest;

     (d) The fees of its independent auditor and its legal counsel, incurred subsequent to the Fund's organization and the initial qualification and registration of its Capital Stock;

     (e)  The fees and expenses of the Custodian of its assets;

     (f) The fees and expenses of all directors of the Fund who are not persons affiliated with the Manager;

     (g)  The cost of meetings of shareholders; and

     (h) The fees and expenses of transfer and paying agent and registrar services.

 8.  AVOIDANCE OF INCONSISTENT POSITION

     In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Manager nor any of the Manager's directors, officers or employees will act as a principal or agent or receive any commission.

 9.  LIMITATION OF LIABILITY OF THE MANAGER

     The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Manager's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10.  DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall remain in force until the first meeting of the shareholders of the Fund and if it is approved by a vote of a majority of the outstanding voting securities of the Fund it shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund and in either event by vote of a majority of the directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, or the Fund cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on sixty days written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund, or by the Manager. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the Investment Company Act of 1940 (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

11.  AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities and by vote of a majority of the directors who are not interested persons of the Manager, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

12.  ADDRESS FOR PURPOSE OF NOTICE

     Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Fund and that of the Manager for this purpose shall be the Principal Financial Group, Des Moines, Iowa 50392.

13.  MISCELLANEOUS

     The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.

                                    PRINCIPAL                        FUND, INC.


                                    By
                                    Arthur S. Filean, Vice President

                                    PRINCIPAL MANAGEMENT CORPORATION


                                    By
                                    Ralph C. Eucher, President

                                  ATTACHMENT A

                             Net Asset Value of Fund

                                  (in millions)

                                      First    Next     Next    Next     Over
                Fund                  $250     $250     $250    $250    $1,000

Blue Chip, Capital Value and Growth   .60%     .55%     .50% .45%        .40%
International                         .85%     .80%     .75%    .70%     .65%
MidCap                                .70%     .65%     .60%    .55%  .50%



                             Net Asset Value of Fund

                                  (in millions)

                                      First    Next     Next    Next     Over
                Fund                  $100     $100     $100    $100     $400

Balanced, High Yield and  Utilities   .60%     .55%       .50%  .45%     .40%
International Emerging Markets       1.25%    1.20%      1.15% 1.10%    1.05%
International SmallCap               1.20%    1.15%      1.10% 1.05%    1.00%
Real Estate                           .90%     .85%       .80%  .75%     .70%
SmallCap                              .85%     .80%       .75%  .70%     .65%
All Other                             .50%     .45%       .40%  .35%     .30%



                                   APPENDIX B

                 ADDITIONAL INFORMATION REGARDING THE MANAGEMENT
                           AGREEMENTS AND THE MANAGER

     Services provided by the Manager. The Management Agreements currently in effect between the Manager and each of the Funds are substantially the same in all respects except for the fees that are payable to the Manager for investment advisory services and corporate administrative services. These services include providing portfolio management; clerical, recordkeeping and bookkeeping services; and keeping the financial and accounting records required by the Funds. The Manager has entered into sub-advisory agreements with Invista Capital Management, LLC ("Invista"), which is a wholly-owned subsidiary of Principal Life, under which Invista provides portfolio management functions for certain of the Funds. The Manager or Invista provides the Board of Directors of each Fund a recommended investment program. Each program must be consistent with the Fund's investment objectives and policies. Within the scope of the approved investment program, the Manager or Invista advises each Fund on its investment policies and determines which securities are bought and sold, and in what amounts. The Manager is paid a fee by each Fund for its services and it compensates Invista for its sub-advisory services. The Manager also furnishes certain additional services, including transfer agency services to the Funds, for which it is separately compensated.

     Fund expenses. The Manager pays the compensation and expenses of all officers and executive employees of each Fund and of all directors of the Fund who are affiliated with the Manager. The Manager also pays the expenses of the organization of the Fund, including its registration under the 1940 Act, and the initial registration and qualification of its shares for sale under applicable securities laws.

     Each Fund pays all the other expenses incurred in the operation of the Fund and the continuous public offering of its shares, except for selling expenses. These expenses include taxes (if any); brokerage commissions on portfolio transactions, interest, costs of stock issue and transfer; dividend disbursement and administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration; auditing and legal expenses; fees and expenses of unaffiliated directors; and costs of shareholder meetings. The Manager pays most of these expenses in the first instance and is reimbursed for them by the Fund as provided in the Management Agreement. The Manager performs certain of these functions, such as share transfer, dividend disbursement and administration of shareholder accounts, and each Fund compensates the Manager for performing these functions.

     Management fees and cost reimbursements. The following table shows the rate of management fees that the Funds pay to the Manager under the terms of the Management Agreements. The fees are computed and accrued daily and paid monthly at the annual rates shown in the table. The rates shown are current rates; they do not reflect the proposed increases described in this Proxy Statement.

                             Net Asset Value of Fund

                                  (in millions)

                                      First    Next     Next    Next     Over
              Fund                    $100     $100     $100    $100     $400

Balanced, High Yield and Utilities     .60%     .55%     .50%     .45%    .40%
International                          .75      .70      .65      .60     .55
International Emerging Markets        1.25     1.20     1.15     1.10    1.05
International SmallCap                1.20     1.15     1.10     1.05    1.00
MidCap                                 .65      .60      .55      .50     .45
Real Estate                            .90      .85      .80      .75     .70
SmallCap                               .85      .80      .75      .70     .65
All Other                              .50      .45      .40      .35     .30

     The following table shows the net assets of each Fund at October 31, 1998 and, for the fiscal year ended October 31, 1998, the effective rate and amount of the management fee which each Fund paid to the Manager and the amount which the Fund reimbursed the Manager for certain costs:
                                                                       Cost
                                               Management Fee      Reimbursement


        Fund                  Net Assets    Rate       Amount         Amount


Balanced                     $142,777,667   .59%    $  750,616     $  521,852
Blue Chip                     193,834,531   .48        764,784        832,394
Bond                          182,742,664   .48*       782,241*       482,817
Capital Value                 647,492,207   .38      2,349,118      1,247,865
Cash Management               308,933,585   .38*     2,127,595*       854,575
Government Securities Income  283,981,376   .46      1,239,644        499,207
Growth                        491,320,149   .41      1,863,070      1,421,948
High Yield                     44,734,802   .60        287,858        217,020
International                 362,172,335   .68      2,492,037      1,168,106
International Emerging Markets 12,789,905  1.25        157,324        119,948
International SmallCap         21,667,242  1.20        242,403        153,320
Limited Term Bond              31,370,705   .50*       133,825*        90,187
MidCap                        424,839,839   .56      2,548,924      1,840,474
Real Estate                    11,537,737   .89         87,653(1)      76,546(1)
SmallCap                       29,776,443   .75        147,083(1)     199,807(1)
Tax-Exempt Bond               216,283,905   .47        974,740        199,780
Utilities                      98,928,795   .60*       531,644*       304,813

*  Before waiver.
(1) Period from December 11, 1997 (Date Operations Commenced) through October 31, 1998.

     For the period ended October 31, 1998, the Manager waived $100,270 of its fee for the Limited Term Bond Fund, $172,366 of its fee for the Bond Fund, $1,343 of its fee for the Cash Management Fund, and $82,515 of its fee for the Utilities Fund.

     Approvals. Each Management Agreement continues in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, provided that in either case such continuation shall be approved by vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Manager, Principal Life or the Fund, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated at any time on 60 days written notice by the Board of Directors of the Fund, by a vote of a majority of outstanding voting securities of the Fund or by the Manager. Each agreement will automatically terminate if it is assigned.

     The Management Agreements were last approved by the Board of Directors for each of the Funds on September 14, 1998. The following table provides information with respect to the approval of the Management Agreement of each Fund by its shareholders:

                                  Date of         Date Last
                                Management    Submitted to Vote  Purpose of Such
       Fund                      Agreement     of Shareholders     Submission

Balanced                          1/1/98          9/16/97         Modification
Blue Chip                         1/1/98          9/16/97         Modification
Bond                              1/1/98          9/16/97         Modification
Capital Value                     1/1/98          9/16/97         Modification
Cash Management                   1/1/98          9/16/97         Modification
Government Securities Income      1/1/98          9/16/97         Modification
Growth                            1/1/98          9/16/97         Modification
High Yield                        1/1/98          9/16/97         Modification
International                     1/1/98          9/16/97         Modification
International Emerging Markets    7/1/97          8/21/97       Initial Approval
International SmallCap            7/1/97          8/21/97       Initial Approval
Limited Term Bond                 1/1/98          9/16/97         Modification
MidCap                            1/1/98          9/16/97         Modification
Real Estate                      12/1/97         12/15/97       Initial Approval
SmallCap                         12/1/97         12/15/97       Initial Approval
Tax-Exempt Bond                   1/1/98          9/16/97         Modification
Utilities                         1/1/98          9/16/97         Modification

     The Manager. The following table shows the name and principal occupation of the principal executive officer and each director of the Manager and of each other person who is an officer or employee of the Manager and also an officer or director of a Fund. The address for each of the persons named is the Principal Financial Group, Des Moines, Iowa 50392-0200.

                                                     Position with the Manager
        Name             Position with the Funds      and Principal Occupation


John E. Aschenbrenner    Director                    Director; Senior Vice
                                                     President, Principal Life

David J. Drury                                       Director; Chairman and CEO,
                                                     Principal Life

Ralph C. Eucher          Director and President      Director and President;
                                                  Vice President, Principal Life

Dennis P. Francis                                    Director; Senior Vice
                                                     President; Principal Life

Thomas J. Graf                                       Director; Senior Vice
                                                     President, Principal Life

J. Barry Griswell        Director and Chairman of   Director and Chairman of the
                         the Board                   Board; President, Principal
                                                     Life

Ellen Z. Lamale                                      Director; Senior Vice
                                                     President, Principal Life

Julia M. Lawler                                      Director; Vice President,
                                                     Principal Life

Gregg R. Narber                                      Director; Senior Vice
                                                    President & General Counsel,
                                                     Principal Life

Richard L. Prey                                      Director; Senior Vice
                                                     President, Principal Life

Craig L. Bassett         Treasurer                   Treasurer; Second Vice
                                                     President and Treasurer,
                                                     Principal Life

Michael J. Beer          Financial Officer           Executive Vice President

Arthur S. Filean         Vice President and          Vice President
                         Secretary

Ernest H. Gillum         Assistant Secretary         Vice President - Compliance
                                                     and Product Development

Michael D. Roughton      Counsel                     Counsel; Vice President and
                                                     Senior Securities Counsel,
                                                     Principal Life

     The Manager serves as the investment adviser for the following accounts or portfolios of registered investment companies which have investment objectives similar to the investment objectives of the Blue Chip, Capital Value, Growth, International and MidCap Funds. The following table shows the name of each account or portfolio, net assets as of December 31, 1998 and the annual effective management fee for the year then ended as a percentage of average net assets.

                                                             Annual Effective
                                  Net Assets as of            Management Fee
                                  December 31, 1998         as a Percentage of
     Account/Portfolio             (in thousands)           Average Net Assets

Principal Variable Contracts Fund, Inc.
     Capital Value Account             $385,724                   0.43%
     Growth Account                     259,828                   0.47
     International Account              153,588                   0.73
     MidCap Account                     259,470                   0.61
Principal Special Markets Fund, Inc.
     International Securities Portfolio  47,912                   0.90

     In addition, the Blue Chip Account of Principal Variable Contracts Fund, Inc., which commensed operations on April 15, 1999, had net assets of $5,259,289 as of July 31, 1999 and paid an annualized management fee for 1999 of 0.60%.

     Affiliated brokers. During the fiscal year ended October 31, 1998, each of Goldman Sachs Co., J.P. Morgan Securities and Morgan Stanley & Co. may be deemed to have been an affiliated broker of the Funds because it, or an affiliate, served as subadviser to one or more of the Funds in the Fund Complex. The following table provides information regarding brokerage commissions for portfolio transactions paid by each Fund to each of those brokers for the fiscal year ended October 31, 1998.

                    Commissions Paid to Goldman Sachs Co.


                                      Total Dollar      As Percent of Total
              Fund                       Amount              Commissions

   Balanced                                $2,950               4.20%
   Growth                                   5,000               1.81
   International                           41,600               5.48
   International Emerging Markets             662               1.28
   International SmallCap                   2,326               2.29
   SmallCap                                   210               0.45
   Utilities                                1,500               3.80

                 Commissions Paid to J.P. Morgan Securities


                                      Total Dollar       As Percent of Total
              Fund                       Amount              Commissions

   Balanced                              $    500               0.71%
   Blue Chip                                1,950               4.75
   Capital Value                           18,935               5.72
   Growth                                   1,250               0.45
   International                           17,961               2.37
   International Emerging Markets           2,570               4.96
   Real Estate                              3,205               7.86

                  Commissions Paid to Morgan Stanley & Co.


                                      Total Dollar      As Percent of Total
              Fund                       Amount              Commissions

   Balanced                              $  2,630               3.74%
   Blue Chip                                  365               0.89
   Capital Value                           13,740               4.15
   Growth                                  12,500               4.53
   International                           78,938              10.40
   International Emerging Markets           1,499               2.89
   International SmallCap                   4,284               4.22
   MidCap                                   7,716               3.18
   Real Estate                             11,540              28.29
   SmallCap                                   840               1.79
   Utilities                                1,735               4.40

                                   APPENDIX C

                          TRANSFER AGENCY AGREEMENT AND
                         SHAREHOLDER SERVICES AGREEMENT

AGREEMENT  to  be  effective   January  1,  2000,   by  and  between   PRINCIPAL
_______________ FUND, INC., a Maryland corporation (hereinafter called the "Fund") and PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager").

                              W I T N E S S E T H:

     WHEREAS, The Fund has furnished the Manager with copies properly certified or authenticated of each of the following:

     (a) Certificate of Incorporation of the Fund;

     (b) Bylaws of the Fund as adopted by the Board of Directors;

     (c) Resolutions of the Board of Directors of the Fund selecting the Manager as transfer and shareholder servicing agent and approving the form of this Agreement.

     WHEREAS, the Manager is registered as a transfer agent under Section 17A of the Securities Exchange Act of 1934, as amended (the "1934 Act");

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the Fund hereby appoints the Manager to act as transfer and shareholder servicing agent of the Fund, and the Manager agrees to act, perform or assume the responsibility therefor in the manner and subject to the conditions hereinafter set forth. The Fund will furnish the Manager from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

1.   SERVICES FURNISHED BY THE MANAGER

     The Manager will act as, and provide all services customarily performed by, the transfer and paying agent of the Fund including, without limitation, the following:

     (a)  preparation  and   distribution   to  shareholders  of  reports,   tax
          information, notices, proxy statements and proxies;

     (b) preparation and distribution of dividend and capital gain payments to shareholders;

     (c) issuance, transfer and registry of shares, and maintenance of open account system;

     (d) delivery, redemption and repurchase of shares, and remittances to shareholders; and

     (e) communication with shareholders concerning items (a), (b), (c) and (d) above.

     In the carrying out of this function, the Manager may contract with others for data systems, processing services and other administrative services. The Manager may at any time or times in its discretion appoint (and may at any time remove) other parties as its agent to carry out such provisions of the Agreement as the Manager may from time to time direct; provided, however, that the appointment of any such agent shall not relieve the Manager of any of its responsibilities or liabilities hereunder.

     The Manager will maintain records in reasonable detail that will support the amount it charges the Fund for performance of the services set forth in this
Section 1. At the end of each calendar month the Fund will pay the Manager for its performance of these services.

2.   LIMITATION OF LIABILITY OF THE MANAGER

     The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Manager's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

3.   DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement may, on sixty days written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund, or by the Manager.

4.   AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

5.   ADDRESS FOR PURPOSE OF NOTICE

     Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Fund and that of the Manager for this purpose shall be the Principal Financial Group, Des Moines, Iowa 50392.

6.   MISCELLANEOUS

     The captions in this Agreement are included for convenience of reference only, and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.

                                    PRINCIPAL                         FUND, INC.


                                    By
                                    Arthur S. Filean, Vice President


                                    PRINCIPAL MANAGEMENT CORPORATION


                                    By
                                    Ralph C. Eucher, President

                                   APPENDIX D

                                    FEE TABLE

       (Blue Chip, Capital Value, Growth, International and MidCap Funds)

     The following tables show: (i) the actual operating expenses incurred by each of the Class A, Class B and Class R shares of the Funds during the fiscal year ended October 31, 1998; (ii) the estimated operating expenses for the Class C shares for the current fiscal year; and (iii) what those expenses would have been if the amended Management Agreement had been in effect. The accompanying examples illustrate the expenses on an investment in the indicated class of shares of a Fund under the management fee schedules in the existing and the amended Management Agreements, assuming 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses for Class A, Class B and Class R shares and the current fiscal year estimated expenses for Class C shares.


Blue Chip          Class A         Class B           Class C           Class R

              ctualPro Forma Actual Pro Forma  ActualPro Forma  Actual Pro Forma

Fund Operating
Expenses

 Management Fees0.48%   0.60%    0.48%   0.60%    0.48%  0.60%     0.48%   0.60%
 12b-1 Fees     0.25    0.25     0.91    0.91     1.00   1.00      0.75    0.75
 Other Expenses 0.58    0.58     0.63    0.63     0.49   0.49      0.62    0.62

     Total      1.31%   1.43%    2.02%   2.14%    1.97%  2.09%     1.85%   1.97%

Examples

 If you redeem your shares at the end of:
      1 Year    $602  $   614 $   617  $  629 $   301   $   315 $   188  $   200
      3 Years    870      906     961     996     612       655     582      618
      5 Years  1,159    1,219   1,320   1,379   1,052     1,124     939    1,001
     10 Years  1,979    2,107   2,080   2,207   2,275     2,421   1,782    1,913
 If you do not
 redeem your
 shares:
      1 Year    $602  $   614 $   205  $  217 $   198   $   212 $   188  $   200
      3 Years    870      906     634     670     612       655     582      618
      5 Years  1,159    1,219   1,088   1,149   1,052     1,124     939    1,001
     10 Years  1,979    2,107   2,080   2,207   2,275     2,421   1,782    1,913

Capital Value      Class A         Class B           Class C           Class R

              ActualPro Forma Actual Pro Forma ActualPro Forma  Actual Pro Forma

Fund Operating
Expenses

 Management Fees0.38%   0.56%    0.38%   0.56%    0.38%  0.56%     0.38%   0.56%
 12b-1 Fees     0.14    0.14     0.79    0.79     1.00   1.00      0.75    0.75
 Other Expenses 0.22    0.22     0.35    0.35     0.19   0.19      0.37    0.37

     Total      0.74%   0.92%    1.52%   1.70%    1.57%  1.75%     1.50%   1.68%

Examples

If you redeem your shares at the end of:
      1 Year    $547  $   564 $   569  $  586 $   262   $   281 $   153  $   171
      3 Years    700      754     813     866     493       551     474      530
      5 Years    867      960   1,066   1,158     850       949     730      825
     10 Years  1,350    1,553   1,503   1,704   1,856     2,062   1,222    1,429
 If you do not
 redeem your
 shares:
      1 Year    $547  $   564 $   155  $  173 $   159   $   178 $   153  $   171
      3 Years    700      754     480     536     493       551     474      530
      5 Years    867      960     829     923     850       949     730      825
     10 Years  1,350    1,553   1,503   1,704   1,856     2,062   1,222    1,429

Growth              Class A         Class B           Class C           Class R

              ActualPro Forma Actual Pro Forma ActualPro Forma Actual Pro Forma

Fund Operating
Expenses

Management Fees 0.41%   0.58%    0.41%   0.58%    0.41%  0.58%     0.41%   0.58%
 12b-1 Fees     0.21    0.21     0.65    0.65     1.00   1.00      0.75    0.75
 Other Expenses 0.33    0.33     0.40    0.40     0.26   0.26      0.43    0.43

     Total      0.95%   1.12%    1.46%   1.63%    1.67%  1.84%     1.59%   1.76%

Examples

 If you redeem your shares at the end of:
      1 Year    $567  $   584 $   563  $  579 $   270   $   290 $   162  $   179
      3 Years    763      814     795     846     517       579     502      554
      5 Years    976    1,063   1,035   1,123     892       995     792      881
     10 Years  1,586    1,773   1,543   1,733   1,944     2,159   1,417    1,609
 If you do not
 redeem your
 shares:
      1 Year    $567  $   584 $   149  $  166 $   167   $   187 $   162  $   179
      3 Years    763      814     462     514     517       579     502      554
      5 Years    976    1,063     797     887     892       995     792      881
     10 Years  1,586    1,773   1,543   1,733   1,944     2,159   1,417    1,609

International      Class A         Class B           Class C           Class R

               ActualPro Forma Actual Pro Forma ActualPro Forma Actual Pro Forma

Fund Operating
Expenses

 Management Fees0.68%   0.83%    0.68%   0.83%    0.68%  0.83%     0.68%   0.83%
 12b-1 Fees     0.19    0.19     0.74    0.74     1.00   1.00      0.75    0.75
 Other Expenses 0.38    0.38     0.49    0.49     0.41   0.41      0.58    0.58

     Total      1.25%   1.40%    1.91%   2.06%    2.09%  2.24%    2.01%   2.16%

Examples

 If you redeem your shares at the end of:
      1 Year    $596  $   611 $   606  $  621 $   314   $   330 $   204  $   219
      3 Years    853      897     929     973     652       700     630      676
      5 Years  1,129    1,204   1,264   1,340   1,119     1,200     997    1,074
     10 Years  1,915    2,075   1,981   2,142   2,410     2,575   1,798    1,961
 If you do not
 redeem your
 shares:
      1 Year    $596  $   611 $   194  $  209 $   211   $   227 $   204  $   219
      3 Years    853      897     600     646     652       700     630      676
      5 Years  1,129    1,204   1,032   1,108   1,119     1,200     997    1,074
     10 Years  1,915    2,075   1,981   2,142   2,410     2,575   1,798    1,961

MidCap             Class A         Class B           Class C           Class R

               ActualPro Forma Actual Pro Forma ActualPro Forma Actual Pro Forma

Fund Operating
Expenses

 Management Fees0.56%   0.68%    0.56%   0.68%    0.56%  0.68%     0.56%   0.68%
 12b-1 Fees     0.24    0.24     0.70    0.70     1.00   1.00      0.74    0.74
 Other Expenses 0.42    0.42     0.47    0.47     0.41   0.41      0.59    0.59

     Total      1.22%   1.34%    1.73%   1.85%    1.97%  2.09%     1.89%   2.01%

Examples

 If you redeem your shares at the end of:
      1 Year    $593  $   605 $   589  $  601 $   303   $   315 $   192  $   204
      3 Years    844      879     875     911     618       655     594      630
      5 Years  1,113    1,174   1,173   1,234   1,062     1,124     945    1,007
     10 Years  1,882    2,011   1,843   1,974   2,296     2,421   1,731    1,863
 If you do not
 redeem your
 shares:
      1 Year    $593  $   605 $   176  $  188 $   200   $   212 $   192  $   204
      3 Years    844      879     545     582     618       655     594      630
      5 Years  1,113    1,174     939   1,001   1,062     1,124     945    1,007
     10 Years  1,882    2,011   1,843   1,974   2,296     2,421   1,731    1,863

     The examples assume reinvestment of all dividends and distributions. The examples should not be considered a representation of future expenses or annual return; actual expenses or annual returns may be greater or less than those shown. The purpose of these tables is to assist you in understanding the expenses an investor in each of the Funds will bear. Contingent on the adoption of the modified fee schedule for Principal Blue Chip Fund, the Manager intends to reduce its management fee to the extent necessary so that the Fund is able to maintain an annual operating expense ratio of 1.20%.

                          Principal Balanced Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors         ____              _______      _______
     of the Fund.

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule. (not applicable to this Fund)


                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities (not applicable to this Fund)

     4D. Diversification                                                   ____              _______      _______

                          Principal Blue Chip Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors
     of the Fund.                                                          ____              _______      _______

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule.                                   ____              _______      _______

                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities (not applicable to this Fund)

     4D. Diversification                                                   ____              _______      _______


                          Principal Bond Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors         ____              _______      _______
     of the Fund.

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule. (not applicable to this Fund)


                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities (not applicable to this Fund)

     4D. Diversification                                                   ____              _______      _______

                          Principal Capital Value Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors         ____              _______      _______
     of the Fund.

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule.                                   ____              _______      _______

                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options                                     ____              _______      _______

     4B. Short Sales                                                       ____              _______      _______

     4C. Lending of Portfolio Securities                                   ____              _______      _______

     4D. Diversification                                                   ____              _______      _______

                          Principal Cash Management Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors
     of the Fund.                                                          ____              _______      _______

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule. (not applicable to this Fund)

                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities                                   ____              _______      _______

     4D. Diversification (not applicable to this Fund)


                Principal Government Securities Income Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date


The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors
     of the Fund.                                                          ____              _______      _______

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule (not applicable to this Fund)

                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities (not applicable to this Fund)

     4D. Diversification (not applicable to this Fund)


                          Principal Growth Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors         ____              _______      _______
     of the Fund.

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule.                                   ____              _______      _______

                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options                                     ____              _______      _______

     4B. Short Sales                                                       ____              _______      _______

     4C. Lending of Portfolio Securities                                   ____              _______      _______

     4D. Diversification                                                   ____              _______      _______

                          Principal High Yield Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors         ____              _______      _______
     of the Fund.

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule. (not applicable to this Fund)


                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities (not applicable to this Fund)

     4D. Diversification                                                   ____              _______      _______

               Principal International Emerging Markets Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date


The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors
     of the Fund.                                                          ____              _______      _______

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule (not applicable to this Fund)

                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities (not applicable to this Fund)

     4D. Diversification (not applicable to this Fund)


                          Principal International Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors
     of the Fund.                                                          ____              _______      _______

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule.                                   ____              _______      _______

                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities (not applicable to this Fund)

     4D. Diversification                                                   ____              _______      _______


                   Principal International SmallCap Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date


The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors
     of the Fund.                                                          ____              _______      _______

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule (not applicable to this Fund)

                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities (not applicable to this Fund)

     4D. Diversification (not applicable to this Fund)


                          Principal Limited Term Bond Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors         ____              _______      _______
     of the Fund.

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule. (not applicable to this Fund)


                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities (not applicable to this Fund)

     4D. Diversification                                                   ____              _______      _______

                          Principal MidCap Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors
     of the Fund.                                                          ____              _______      _______

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule.                                   ____              _______      _______

                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities (not applicable to this Fund)

     4D. Diversification                                                   ____              _______      _______


                          Principal Real Estate Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors         ____              _______      _______
     of the Fund.

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule. (not applicable to this Fund)


                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities (not applicable to this Fund)

     4D. Diversification                                                   ____              _______      _______

                          Principal SmallCap Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors         ____              _______      _______
     of the Fund.

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule. (not applicable to this Fund)


                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities (not applicable to this Fund)

     4D. Diversification                                                   ____              _______      _______

                       Principal Tax-Exempt Bond Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors         ____              _______      _______
     of the Fund.

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule. (not applicable to this Fund)


                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities (not applicable to this Fund)

     4D. Diversification                                                   ____              _______      _______

                          Principal Utilities Fund, Inc
                           Des Moines, Iowa 50392-0200


                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                November 2, 1999

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Ralph C. Eucher, Arthur S. Filean and Ernest H. Gillum and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held on November 2, 1999 at 2:00 p.m. C.S.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on this ballot, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated September 13, 1999. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals listed on this ballot. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

  NOTE: Please sign exactly as your name appears on this ballot. Please mark, sign, date and mail your ballot in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.



Signature                                            Signature (if held jointly)

                      , 1999
Date

The Board of Directors of the Fund recommends that you vote FOR the following proposals.

Please mark your choices by filling in the appropriate boxes below.

Sign and return the ballot as soon as possible in the enclosed envelope, or if more convenient, vote by phone or via the internet.

1.   Elect Members of Board of Directors.
                                                                           For               Withhold     For all except
     J. E. Aschenbrenner         J. D. Davis         R. C. Eucher
     P. A. Ferguson              R. W. Gilbert       J. B. Griswell
     B. A. Lukavsky              Number Eight                              ____              _______      _______

To withhold authority to vote for any particular nominee, mark the "for all except" box and strike a line through the nominee's name.

                                                                           For               Against      Abstain
2.   Ratify selection of Ernst & Young LLP as independent auditors         ____              _______      _______
     of the Fund.

                                                                           For               Against      Abstain
3. Approve modification of Management Agreement to:

     3A. Provide transfer agency services through a separate agreement.    ____              _______      _______

     3B. Clarify changes to delegation provision.                          ____              _______      _______

     3C. Modify management fee schedule. (not applicable to this Fund)


                                                                           For               Against      Abstain
4. Amend fundamental investment restriction with regard to:

     4A. Financial Futures and Options  (not applicable to this Fund)

     4B. Short Sales (not applicable to this Fund)

     4C. Lending of Portfolio Securities (not applicable to this Fund)

     4D. Diversification                                                   ____              _______      _______

Proxy Information

          The enclosed proxy statement discusses important issues affecting your Mailbox Principal Mutual Fund. To make voting faster and more convenient for Graphic you, we're offering the following options of voting instead of completing and mailing the enclosed card. If you choose to vote via the internet or by phone, do not mail the proxy card.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

Ways to vote:
         To vote on the Internet (available 24 hours a day)
         1. Read the proxy statement.                             Man Sitting
         2. Go to www.proxyweb.com                                at Computer
         3. Enter the 14-digit control number on your ballot.     Graphic
         4. Follow the instructions on the site.
         5. Your vote will be confirmed and posted immediately.

                  To vote by touch tone telephone  (available 24 hours a day)
 Man on           1. Read the proxy statement.
 Telephone        2. Call 1-888-221-0697.
 Graphic          3. Enter the 14-digit control number on your ballot.
                  4. Follow the recorded instructions.
                  5. Your vote will be confirmed and posted immediately.

                                     (Over)
To place your vote with a representative
1. Read the proxy statement.                                    Two People
2. Call a calling center representative at 1-800-628-8536.      Conversing on
3. Provide the representative your address and last 4 digits of your   Telephone
   social security number.                                       Graphic
4. Instruct the representative how you want your vote recorded.
5. Your vote will be confirmed and posted immediately.

         To vote by facsimile
Fax      1. Read the proxy statement.
Machine  2. Complete the enclosed ballot.
Graphic  3. Fax BOTH sides of each ballot to 212-797-1062.


Your vote is important to us, please vote now.

Questions:
D.F. King & Co., Inc., a professional proxy solicitation firm,
has been selected to assist shareholders in the voting process.      Customer
If we have not received your proxy card as the date of the meeting   Service
approaches, D.F. King may call you to remind you to exercise      Representative
your right to vote. Should you have any questions,  we invite you to   Graphic
call D.F. King toll-free at 1-800-628-8536 any business day between 8 a.m. and 11 p.m. Eastern time.


                                     (Over)

Proxy Information

          The enclosed proxy statement discusses important issues affecting your Mailbox Principal Mutual Fund. To make voting faster and more convenient for Graphic you, we're offering the following options of voting instead of completing and mailing the enclosed card. If you choose to vote via the internet or by phone, do not mail the proxy card.


Whichever way you choose, it is important that you vote promptly to save the expense of additional solicitations.

Ways to vote:
         To vote on the Internet (available 24 hours a day):
         1. Read the proxy statement.                               Computer
         2. Go to www.proxyvote.com                                 Graphic
         3. Enter the 12-digit control number on your ballot.
         4. Follow the instructions on the site.
         5. Your vote will be confirmed and posted immediately.

                  To vote by touch tone telephone (available 24 hours a day):
 Telephone        1. Read the proxy statement.
   Graphic        2. Call the number listed on your voting instruction form.
                  3. Enter the 12-digit control number on your ballot.
                  4. Follow the recorded instructions.
                  5. Your vote will be confirmed and posted immediately.

Your vote is important to us, please vote now.

                             Principal Mutual Funds
                              Verbal Voting Script

Introduction


Hello, my name is __________. I'm calling from DF King on behalf of Principal Mutual Funds. May I please speak to __________?


Address Shareholder Needs


The Board Of Directors of your ___________ fund mailed a proxy statement that requires your attention. I'm calling to find out if you received these materials. May I have a moment of your time?


Have you received the proxy materials in the mail?

         If not, then help the shareholder obtain the material he/she requires. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15". If the shareholder says he/she just got the materials, offer him the 800 phone number 1-800-628-8536 offer to give him/her a brief summary of the proxy statement, and explain that someone may call in a few days to answer any questions.

Are you familiar with the proposals? May I assist you with any questions?


         Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the Board of Directors has recommended that he/she vote in favor. Many questions can be addressed by referring to the proxy statement and reading the appropriate sections.


If it's convenient for you, I can record your vote over the telephone right now. Is it convenient?

         Allow the shareholder to give you a response. If the shareholder says he/she has already sent in the proxy, do not ask the shareholder how he/she voted.

Here's how we'll proceed. The phone call will be recorded to assure accuracy. I will ask you for your name, confirmation that you received the proxy materials, your address, and the last 4 digits of your social security number. We'll then take your vote. Within 72 hours, we'll mail you a letter confirming your vote. Are you ready?

         Depending on answer, TAB down and choose either "Y" or "N". If you are going to take a vote, remember to allow the phone call to be recorded.

Begin the Vote


At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co on behalf of Principal Mutual Funds. Today's date is __________ and the time is __________.


 May I please have your name?

May I ask if you received the proxy materials?

May I please have your address?

And finally the last 4 digits of your social security number?

         Input the last 4 digits of the SSN. You may not proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his/her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call. In this case, return to the first screen (Shift TAB) and hit "N", which will take you to the disposition screen.

Actual Voting


Your Board of Directors has made a several proposals that it has studied carefully. It recommends that you vote in favor of these proposals. Would you like to vote in favor of these proposals as recommended by your Board?


         Choose either "Y" or "N". If you choose "Y", then the computer will fill in the response for all proposals. If you choose "N", you must input a vote for each proposal. If you are required to read the proposal individually, end each proposal by saying, "Your Board recommends that you vote in favor. How would you like to vote?" For most proposals, the valid responses are

                                    F = For proposal.
                                    A = Against proposal.
                                    B = Abstain.
Closing

Your vote has been recorded. You have voted __________.  Is that correct?

         If it is correct, then choose "Y". If it is not correct, then choose "N". The cursor will return to the top of the ballot and allow you to make the appropriate corrections.

In the next 72 hours, we'll mail you a letter confirming your votes. If you wish to change your vote for any reason, please call us at the number listed in the letter. Thank you for your time.

         Turn off the tape recorder. Record the shareholder's name and number of shares on your log. Finish the phone call. If you get a verbal vote, the only valid disposition is "01". If you do not get a verbal vote, then you may use any valid disposition except "01".

                             Principal Mutual Funds



--------------------------------------------------------------------------------
Answering Machine Message
--------------------------------------------------------------------------------

Hello, this is _______ calling on behalf of the Principal Mutual Funds. You should have received material in the mail concerning the Shareholders Meeting scheduled to be held on November 2nd, 1999.

At your earliest convenience, please sign, date, and return the proxy card in the envelope provided. If you have any questions, need proxy material or would like to vote by telephone, please call 1-800-628-8536.

Thank you for your consideration.